Exhibit 4.3

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                          REGISTRATION RIGHTS AGREEMENT





                             Dated February 18, 1999





                                      among




                       TRIARC CONSUMER PRODUCTS GROUP, LLC

                        TRIARC BEVERAGE HOLDINGS CORP.,


                          the GUARANTORS party hereto


                                       and


                        MORGAN STANLEY & CO. INCORPORATED
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                      WASSERSTEIN PERELLA SECURITIES, INC.



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                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into February 18, 1999, among TRIARC CONSUMER PRODUCTS GROUP LLC, a Delaware limited liability company ("Triarc"), TRIARC BEVERAGE HOLDINGS CORP., a Delaware corporation (the "Co-Issuer" and, together with Triarc, the "Issuers"), each of the GUARANTORS party hereto (the "Guarantors") and MORGAN STANLEY & CO. INCORPORATED, DONALDSON LUFKIN & JENRETTE SECURITIES CORPORATION and WASSERSTEIN PERELLA SECURITIES, INC. (the "Placement Agents").

        This Agreement is made pursuant to the Placement Agreement dated February 18, 1999, among the Issuers, the Guarantors party thereto and the Placement Agents (the "Placement Agreement"), which provides for the sale by the Issuers to the Placement Agents of an aggregate of $300,000,000 principal amount of 10 1/4% Senior Subordinated Notes Due 2009 (the "Notes"). The Issuers are jointly and severally liable for all payments on the Notes. The Notes will be unconditionally and irrevocably guaranteed on a senior subordinated basis (the "Guarantees") as to payment of principal, premium, if any, and interest by the Guarantors; provided that (i) the amount guaranteed by RC/Arby's Corporation and each of its direct and indirect subsidiaries will be equal to zero until the date of redemption (the "Redemption Date") of RC/Arby's Corporation's existing 9 3/4% senior secured notes due 2000 and (ii) the obligations of RC/Arby's Corporation and its direct and indirect subsidiaries under this Agreement shall not become operative until the Redemption Date. In order to induce the Placement Agents to enter into the Placement Agreement, the Issuers and the Guarantors have agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement by the Issuers and the Guarantors is a condition to the closing under the Placement Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

        1.   Definitions.

        As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Blockage Notice" shall have the meaning set forth in Section 3 hereof.

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

        "Closing Date" shall mean the Closing Date as defined in the Placement Agreement.

        "Co-Issuer" shall have the meaning set forth in the preamble.

        "Exchange Notes" shall mean any securities (including the related guarantees) of the Issuers issued under the Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from February 25, 1999, (ii) the Exchange Notes will not provide for additional interest accruing thereon following a failure to register such Exchange Notes under the 1933 Act and (iii) the Exchange Notes will not contain restrictions on transfer) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

        "Exchange Offer" shall mean the exchange offer by the Issuers and the Guarantors of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

        "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

        "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Guarantors" shall mean the Guarantors listed on the signature pages hereof, and shall also include any successor to a Guarantor.

        "Holder" shall mean the Placement Agents, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a) hereof).

        "Indenture" shall mean the Indenture relating to the Notes dated as of February 25, 1999 among the Issuers, the Guarantors and The Bank of New York, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

        "Issuers" shall have the meaning set forth in the preamble and shall also include any successor to an Issuer.

        "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers, the Guarantors or any of their affiliates (as such term is defined in Rule 405 under the 1933 Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

        "Participating Broker-Dealer" shall have the meaning set forth in
Section 4(a).

        "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        "Placement Agents" shall have the meaning set forth in the preamble.

        "Placement Agreement" shall have the meaning set forth in the preamble.

        "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

        "Registrable Notes" shall mean the Notes (including the Guarantees); provided, however, that the Notes shall cease to be Registrable Notes upon the earliest of (i) when a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) when such Notes are eligible for sale to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) when such Notes shall have ceased to be outstanding or (iv) such Notes have been exchanged (other than by a Participating Broker-Dealer) for Exchange Notes upon consummation of the Exchange Offer.

        "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement,
(iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agents) and (viii) the fees and disbursements of the independent public accountants of the Issuers and the Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause (vii) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

        "Registration Statement" shall mean any registration statement of the Issuers and the Guarantors that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "SEC" shall mean the Securities and Exchange Commission.

        "Shelf Registration"  shall mean a  registration  effected  pursuant to
Section 2(b) hereof.

        "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers and the Guarantors pursuant to the provisions of
Section 2(b) of this Agreement which covers all of the Registrable Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Triarc" shall have the meaning set forth in the preamble.

        "Trustee" shall mean the trustee with respect to the Notes under the Indenture.

        "Underwriter" shall have the meaning set forth in Section 3 hereof.

        "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Notes are sold to an Underwriter for reoffering to the public.

        2. Registration Under the 1933 Act.

       (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuers and the Guarantors shall use their best efforts to cause to be filed an Exchange Offer Registration Statement covering the offer by the Issuers and the Guarantors to the Holders to exchange all of the Registrable Notes for Exchange Notes and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Issuers and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC. The Issuers and the Guarantors shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

            (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

            (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the "Exchange Dates");

            (iii) that any Registrable Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

            (iv) that Holders electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Man-hattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

            (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Man-hattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

        As soon as practicable after the last Exchange Date, the Issuers and the Guarantors shall:

             (i) accept for exchange Registrable Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer; and

             (ii) deliver, or cause to be delivered, to the Trustee for cancel-lation all Registrable Notes or portions thereof so accepted for ex-change by the Issuers and the Guarantors and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Note equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

        Each of the Issuers and the Guarantors shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC and (ii) the tendering of Registrable Notes in accordance with the Exchange Offer and (iii) that there is no injunction, order or decree by any court or any governmental agency that would prohibit, prevent or otherwise materially impair the ability of the Issuers or the Guarantors to proceed with the Exchange Offer. Each Holder of Registrable Notes (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer (a) shall have represented (or by tendering its Regis-trable Notes, be deemed to have represented) that (i) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of any Issuer or Guarantor, (ii) any Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the commencement of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Notes and (b) shall have made such other representations as may reasonably be necessary under appli-cable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available. The Issuers and the Guarantors shall inform the Placement Agents of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agents shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer. Upon consummation of the Exchange Offer in accordance with this Section 2, the registration provisions of this Agreement will continue to apply solely with respect to the Registrable Notes referred to in Section 2(b)(iii) and any Registrable Notes held by a Participating Broker-Dealer, and no Issuer or Guarantor shall have any further obligations to register any other Registrable Notes pursuant to this Agreement.

       (b) In the event that (i) the Issuers and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by September 23, 1999 or (iii) in the opinion of counsel for the Placement Agents a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agents in connection with any offering or sale of Registrable Notes, the Issuers and the Guarantors shall use their best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Issuers, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to have such Shelf Registration Statement declared effective by the SEC; provided, that no Holder (other than a Placement Agent) shall be entitled to have the Registrable Notes held by it covered by such Shelf Registration Statement unless such Holder agrees to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Issuers in writing the information specified in Items 507 and Item 508 of Regulation S-K (or any successor provision), as appli-cable. No such Holder shall be entitled to any additional amounts under
Section 2(d) until such Holder shall have provided all such information which is required by SEC rules to be included in the Shelf Registration Statement prior to the time it is declared effective. In the event the Issuers and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Issuers and the Guarantors shall use their best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by the Placement Agents after completion of the Exchange Offer. The Issuers and the Guarantors agree to use their best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Notes or such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise cease to be Regis-trable Notes. The Issuers and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by them for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Issuers and the Guarantors agree to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

       (c) The Issuers and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

       (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Regis-tration Statement may legally resume. In the event that neither the Ex-change Offer Registration Statement nor the Shelf Registration Statement is declared effective on or prior to August 24, 1999 (the "Effectiveness Dead-line"), the interest rate on the Notes will be increased by a per annum rate of 0.5% until the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective by the SEC. In the event that the Exchange Offer Registration Statement is declared effective but the Exchange Offer is not consummated on or prior to the earlier to occur of the date that is thirty Business Days after the date of effectiveness of the Exchange Offer Registration Statement or the date that is thirty days after the Effectiveness Deadline, the annual interest rate borne by the Notes will be increased by a per annum rate of 0.5% from such time until the Exchange Offer is consummated. The interest rate borne by the Notes will not be subject to increase of more than 0.5% per annum notwithstanding the failure by the Issuers and the Guarantors to meet more than one of such registration requirements or the duration of any such failures.

       (e) Without limiting the remedies available to the Placement Agents and the Holders, each of the Issuers and the Guarantors acknowledges that any failure by it to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agents or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Placement Agents or any Holder may obtain such relief as may be required to specifically enforce such Issuer's or Guarantor's obligations under Section 2(a) and Section 2(b) hereof; provided that, in the case of any terms of this Agreement for which additional interest pursuant to
Section 2(d) is expressly provided as a remedy of a violation of such terms, such additional interest shall be the sole monetary damages for such violation.

        3. Registration Procedures. In connection with the obligations of the Issuers and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuers and the Guarantors shall as expeditiously as practicable:

            (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be select-ed by the Issuers and the Guarantors and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed there-with, and use their best efforts to cause such Registration State-ment to become effective and remain effective in accordance with
        Section 2 hereof;

            (b) subject to their ability to issue a Blockage Notice, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Regis-tration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

            (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Placement Agents, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and, subject to the penultimate paragraph of this Section 3, the Issuers and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

            (d) use their best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions in the United States as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that no Issuer or Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

            (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes, counsel for the Holders and counsel for the Placement Agents promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has been filed becomes effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of any Issuer or Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if any Issuer or Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement of material fact made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by an Issuer or Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

            (f) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

            (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

            (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, subject to the ability of the Issuers and the Guarantors to issue a Blockage Notice, use their best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospec-tus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuers and the Guarantors agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Issuers and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

            (j) a reasonable time prior to the filing of any Registration State-ment, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Issuers and the Guarantors as shall be reasonably requested by the Placement Agents or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Placement Agents or their counsel (and, in the case of a Shelf Registration Statement, the Majori-ty Holders or their counsel) shall reasonably object;

            (k) obtain a CUSIP number for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement and provide the Trustee under the Indenture with printed certificates for the Exchange Notes or Registrable Notes in a form eligible for deposit with The Depository Trust Company;

            (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, co-operate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee to execute, all documents as may be re-quired to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (m) in the case of a Shelf Registration, make available for inspec-tion by a representative of the Holders of the Registrable Notes, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Issuers and the Guarantors, and cause the respective officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that such persons shall first agree in writing with the Issuers that any information that is reasonably and in good faith designated by the Issuers in writing as confidential at the time of delivery of such information shall be kept confidential by such persons unless (i) disclosure of such information is required by court or administrative order is necessary to respond to inquiries of regulatory authorities,
        (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus) (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Issuers and such source is not bound by a confidentiality agreement or other obligation not to disclose such information;

            (n) use their best efforts to cause the Exchange Notes or Registra-ble Notes, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

            (o) if reasonably requested by any Holder of Registrable Notes cov-ered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as any Issuer or Guarantor has received notification of the matters to be incorporated in such filing; provided that they shall not required to take any such action that is not, in the opinion of counsel for the Issuers and the Guarantors, in compliance with applicable law; and

            (p) in the  case of a Shelf Registration, enter into such  customary agreements and take all such other customary and appropriate actions in connection therewith (including those requested by the Holders of a majority of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of the Issuers, the Guarantors and their respective subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuers and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority of the Registrable Notes being sold and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter, if any, of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Issuers and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of any Issuer or Guarantor, or of any business acquired by any Issuer or Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold or the Underwriters, and which are customarily delivered
        in  underwritten   offerings,  to  evidence  the continued validity of
        the representations and warranties of the Issuers and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

        In the case of a Shelf Registration Statement, the Issuers and the Guarantors (as a condition to such Holder's participation in the Shelf Registration Statement) may require each Holder of Registrable Notes to furnish to them such information regarding the Holder and the proposed distribution by such Holder of such Registrable Notes as they may from time to time reasonably request in writing.

        In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from an Issuer or Guarantor of the happening of any event of the kind described in Section 3(e)(v) hereof (a "Blockage Notice"), such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by such Issuer or Guarantor, such Holder will deliver to such Issuer or Guarantor (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. Each Holder agrees to keep confidential the cause of any such notice of suspension or other information provided to them by an Issuer or Guarantor with respect thereto. If an Issuer or Guarantor shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, the Issuers and the Guarantors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. Such notice may be given only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

        The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Notes included in such offering with the prior written consent of the Issuers, which consent shall not be unreasonably withheld. No Holder of Registrable Notes may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting agreements approved by the Majority Holders of the Registrable Notes included in such offering and (b) completes and executes all customary and appropriate questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements.

        4. Participation of Broker-Dealers in Exchange Offer.

       (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities and not directly from an Issuer or Guarantor (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

        The Issuers and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

       (b) In light of the above, notwithstanding the other provisions of this Agreement, the Issuers and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Placement Agents or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

            (i) the Issuers and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Issuers and the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

           (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Issuers and the Guarantors by the Placement Agents or with the reasonable request in writing to the Issuers and the Guarantors by one or more broker-dealers who certify to the Placement Agents, the Issuers and the Guarantors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Issuers and the Guarantors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. Incorporated unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agents unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

       (c) The Placement Agents shall have no liability to the Issuers, the Guarantors or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

        5.   Indemnification and Contribution.

       (a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Placement Agents, each Holder and each Person, if any, who controls any Placement Agent or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Placement Agent or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if an Issuer or Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents or any Holder furnished to the Issuers in writing through Morgan Stanley & Co. Incorporated or any selling Holder expressly for use therein; provided that the Issuers and the Guarantors shall not be liable to any Placement Agent, any Holder or any such controlling or affiliated Person to the extent that any such losses, claims, damages or liabilities (the "Losses") arise out of or are based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission if either (A)(i) such Placement Agent or Holder was required by law to send or deliver, and failed to send or deliver, a copy of the Prospectus with or prior to delivery of written confirmation of the sale by such Placement Agent or Holder to the person asserting the claims from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or omission or alleged omission, (B)(x) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment to the Prospectus and (y) having been previously furnished by or on behalf of the Issuers and the Guarantors with copies of the Prospectus as so amended or supplemented, such Placement Agent or Holder failed to send or deliver a copy of such amendment to the Prospectus with or prior to the delivery of written confirmation of the sale of a Registrable Note to the person asserting the claim from which such Losses arise or (C)(i) such Holder disposed of Registrable Notes to the person asserting the claim from which such Losses arise pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such person in connection with such disposition, (ii) such Holder received a Blockage Notice in writing at least four Business Days prior to the date of such disposition and (iii) such untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Blockage Notice. In connection with any Underwritten Offer-ing permitted by Section 3, the Issuers and the Guarantors will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

       (b) (i) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Guarantors, the Placement Agents and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls any Issuer or Guarantor, any Placement Agent and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Issuers and the Guarantors to the Placement Agents and the Holders, but only (i) with reference to information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) with respect to any Losses that may arise as a result of the disposition by such Holder of Registrable Notes to the person asserting the claim from which such Losses arise pursuant to a Registration Statement if such Holder sent or delivered, or was required by law to send or deliver, a Prospectus in connection with such disposition, such Holder received a Blockage Notice with respect to such Prospectus in writing at least four Business Days prior to the date of such disposition and the untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Blockage Notice.

       (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person or Persons (the "imdemnified party") shall promptly notify the Person or Persons against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all Persons, if any, who control any Placement Agent within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Issuers and the Guarantors, its directors, its officers who sign the Registration Statement and each Person, if any, who con-trols any Issuer or Guarantor within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agents and Persons who control the Placement Agents, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Issuers. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to in-formation supplied by an Issuer or Guarantor or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the re-spective principal amount of Registrable Notes of such Holder that were registered pursuant to a Registration Statement.

       (e) Each Issuer, Guarantor and Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents, any Holder or any Person controlling any Placement Agent or any Holder, or by or on behalf of the Issuers and the Guarantors, their officers or directors or any Person controlling an Issuer or Guarantor, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

        6.   Miscellaneous.

       (a) No Inconsistent Agreements. None of the Issuers or the Guarantors has entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of other issued and outstanding securities of any Issuer or Guarantor under any such agreements.

       (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

       (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 6(c), which address initially is, with respect to the Placement Agents, the address set forth in the Placement Agreement; and (ii) if to the Issuers and the Guarantors, initially at the address of the Issuers set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

       (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Placement Agreement. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such Person shall be conclusively deemed to have agreed to be bound by and to per-form all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Placement Agents (in their capacity as Placement Agents) shall have no liability or obligation to the Issuers and the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

       (e) Purchases and Sales of Notes. The Issuers and the Guarantors shall not, and shall use their best efforts to cause their respective affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Notes; provided that (i) Nelson Peltz and Peter May (or any entity that they wholly own) may purchase Notes from the Placement Agents on the Closing Date as contemplated in the Placement Agreement and resell or otherwise transfer such Notes in compliance with the transfer restrictions applicable thereto and (ii) the Issuers, the Guarantors and their respective affiliates may resell any of the Notes purchased by them pursuant to an effective registration statement so long as the two-year period referred to in Rule 144(k) under the Securities Act with respect to all Notes other than those being sold under such registration statement shall have expired prior to the date of such sale.

       (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Placement Agents, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

       (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.

       (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    TRIARC CONSUMER PRODUCTS
                                    GROUP, LLC


                                    By: BRIAN L. SCHORR
                                        Title: Executive Vice President


                                    TRIARC BEVERAGE HOLDINGS CORP.


                                    By: BRIAN L. SCHORR
                                        Title: Executive Vice President


                                    MISTIC BRANDS, INC., as a Subsidiary
                                    Guarantor


                                    By: BRIAN L. SCHORR
                                        Title: Executive Vice President


                                    SNAPPLE BEVERAGE CORP., as a
                                    Subsidiary Guarantor


                                   By: BRIAN L. SCHORR
                                       Title: Executive Vice President


                                   SNAPPLE INTERNATIONAL CORP., as a
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   SNAPPLE WORLDWIDE CORP., as a
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                    SNAPPLE FINANCE CORP., as a
                                    Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    PACIFIC SNAPPLE DISTRIBUTORS,
                                    INC., as a Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    MR. NATURAL, INC., as a Subsidiary
                                    Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    SNAPPLE CARIBBEAN CORP., as a
                                    Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    KELRAE, INC., as a Subsidiary Guarantor


                                    By: JOHN L. BARNES, JR.
                                        Title: President


                                    RC/ARBY'S CORPORATION, as a
                                    Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    RCAC ASSET MANAGEMENT, INC., as a
                                    Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    ARBY'S, INC., as a Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    ARBY'S BUILDING AND
                                    CONSTRUCTION CO., as a Subsidiary
                                    Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    TJ HOLDINGS COMPANY, INC., as a
                                    Subsidiary Guarantor


                                    By: STUART I. ROSEN
                                        Title: Vice President and Secretary


                                    ARBY'S RESTAURANT
                                    CONSTRUCTION COMPANY, as a
                                    Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ARBY'S RESTAURANT
                                   DEVELOPMENT CORPORATION, as
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ARBY'S RESTAURANT HOLDING
                                   COMPANY, as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ARBY'S RESTAURANTS, INC., as a
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ARBY'S RESTAURANT OPERATIONS
                                   COMPANY, as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   RC-11, INC., as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   RC LEASING, INC., as a Subsidiary
                                   Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ROYAL CROWN BOTTLING COMPANY
                                   OF TEXAS, as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   ROYAL CROWN COMPANY, INC., as a
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   RETAILER CONCENTRATE
                                   PRODUCTS, INC., as a Subsidiary
                                   Guarantor


                                   By: FRANCIS T. MCCARRON
                                       Title: Senior Vice President - Taxes


                                   TRIBEV CORPORATION, as a Subsidiary
                                   Guarantor


                                   By: FRANCIS T. MCCARRON
                                       Title: Senior Vice President - Taxes


                                   CABLE CAR BEVERAGE
                                   CORPORATION, as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   OLD SAN FRANCISCO SELTZER, INC.,
                                   as a Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


                                   FOUNTAIN CLASSICS, INC., as a
                                   Subsidiary Guarantor


                                   By: STUART I. ROSEN
                                       Title: Vice President and Secretary


Confirmed and accepted as of
 the date first above written:

MORGAN STANLEY & CO. INCORPORATED
DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
WASSERSTEIN PERELLA SECURITIES, INC.

By: MORGAN STANLEY & CO. INCORPORATED


By: KARL N. BEINKAMPEN
    Title: Vice President